(NASDAQ: BYND) INVESTOR PRESENTATION August 4, 2020

Disclaimer This presentation contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future performance and events and relate to, among other matters, our future financial performance, our business strategy, industry and market trends, future expectations concerning our market position, future operations and capital expenditures. Forward-looking statements generally contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," and similar expressions. These forward-looking statements are only predictions, not historical fact. You should, therefore, not rely on these forward- looking statements as representing our views as of any date subsequent to the date of this presentation. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause actual results to differ materially from expectations include, among others: the duration, magnitude and effects of the COVID-19 pandemic; our ability to effectively manage our growth; our ability to effectively expand our manufacturing and production capacity, forecast demand and manage our inventory; our ability to successfully enter new markets, manage our international expansion and comply with any applicable laws and regulations; the effects of increased competition from our market competitors; the success of our marketing efforts and the ability to grow brand awareness, maintain, protect and enhance our brand, attract and retain new customers and grow our market share; changes in consumer tastes and trends in our industry; changes in government regulations and policies; availability and prices of raw materials for our products; outcomes of legal or administrative proceedings; the financial condition of, and our relationship with our suppliers, co- manufacturers, distributors, retailers and foodservice customers; the ability of our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations; and general economic conditions. We are under no duty to update any of these forward-looking statements after the date of this presentation except as otherwise required by law. Our historical results are not necessarily indicative of the results to be expected for any future periods and our operating results for the three and six months ended June 27, 2020 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2020 or any other interim periods or any future year or period. This presentation also contains estimates and other statistical data obtained from independent parties and by us relating to market size and growth and other data about our industry and ultimate consumers. The number of retail and foodservice outlets are derived from data through June 27, 2020. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. In addition, projections, assumptions and estimates of our future performance and the future performance of the geographic and other markets in which we operate are necessarily subject to a high degree of uncertainty and risk. “Beyond Burger,” “Beyond Beef,” “Beyond Chicken,” “Beyond Meat,” “Beyond Sausage,” “Beyond Breakfast Sausage,” “The Cookout Classic,” “Go Beyond,” the Caped Steer Logo, “The Future of Protein” and “The Future of Protein Beyond Meat” and design are registered trademarks of Beyond Meat, Inc. in the United States and, in some cases, in certain other countries. All other brand names or trademarks appearing in this presentation are the property of their respective holders. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. 1

Non-GAAP Financial Measures Beyond Meat uses the non-GAAP financial measures set forth below in assessing its operating performance and in its financial communications. Management believes these non-GAAP financial measures provide useful additional information to investors about current trends in the Company's operations and are useful for period-over- period comparisons of operations. In addition, management uses these non-GAAP financial measures to assess operating performance and for business planning measures. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non- GAAP financial measures may not be computed in the same manner as similarly titled measures used by other companies. Adjusted gross profit and Adjusted gross margin Adjusted gross profit is defined as net revenues less cost of goods sold adjusted to exclude, when applicable, costs attributable to COVID-19 activities which are not considered to be part of the Company’s normal business activities. Adjusted gross margin is defined as Adjusted gross profit divided by net revenues. Adjusted gross profit and Adjusted gross margin are presented to provide additional perspective on underlying trends in the Company’s gross profit and gross margin, which we believe is useful supplemental information for investors to be able to gauge and compare the Company’s current business performance from one period to another. Adjusted net (loss) income and Adjusted net (loss) income per diluted common share Adjusted net (loss) income is defined as net (loss) income adjusted to exclude, when applicable, costs attributable to COVID-19 activities, as well as other special items, which are those items deemed not to be reflective of the Company’s ongoing normal business activities. Adjusted net (loss) income per diluted common share is defined as Adjusted net (loss) income divided by the number of diluted common shares outstanding. We consider Adjusted net (loss) income and Adjusted net (loss) income per diluted common share to be indicators of operating performance because excluding special items allows for period-over-period comparisons of our ongoing operations. Adjusted net (loss) income per diluted common share is a performance measure and should not be used as a measure of liquidity. Adjusted EBITDA and Adjusted EBITDA as a % of net revenues Adjusted EBITDA is defined as net (loss) income adjusted to exclude, when applicable, income tax expense (benefit), interest expense, depreciation and amortization expense, restructuring expenses, share-based compensation expense, expenses attributable to COVID-19, remeasurement of our warrant liability, and Other, net, including investment income and foreign currency transaction gains and losses. Adjusted EBITDA as a % of net revenues is defined as Adjusted EBITDA divided by net revenues. We use Adjusted EBITDA and Adjusted EBITDA as a % of net revenues because they are important measures upon which our management assesses our operating performance. We use Adjusted EBITDA and Adjusted EBITDA as a % of net revenues as key performance measures because we believe these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, and we also use these measures for our business planning purposes. In addition, we believe Adjusted EBITDA and Adjusted EBITDA as a % of net revenues are widely used by investors, securities analysts, ratings agencies and other parties in evaluating companies in our industry as a measure of our operational performance. Refer to pages 18-20 for a reconciliation of these non-GAAP financial measures to their closest comparable GAAP measures. 2

BUSINESS OVERVIEW

We Use Proprietary Science to Redefine Meat Beyond Meat’s Proprietary Technology & Processes are Used to Replicate Animal Meat’s Principal Components from Plant Proteins We begin with meat’s COMPOSITION versus its animal ORIGIN Then replicate its core structure & sensory experience Microscopy Comparing Beyond Sausage to Pork Sausage Actual Images of the Beyond Burger and Ground Beef Scanning Electronic Microscopy Confocal Laser Microscopy Raw Cooked Beyond Beyond Beyond Burger Burger Sausage Ground Ground Pork Beef Beef Sausage 4

We are Committed to Providing Products that Enable Consumers to Eat What You Love™

IMPROVING HUMAN HEALTH

42%

Reduced risk of developing heart failure associated with people who eat a mostly plant-based diet[1]

30%

Of most cancers in developed countries attributed to dietary factors, including consumption of certain meats[2]

POSITIVELY IMPACTING CLIMATE CHANGE

CO_2

18-51%

Of global greenhouse gas emissions driven by livestock rearing and processing[3]

ADDRESSING GLOBAL RESOURCE CONSTRAINTS

78%

Of all agricultural land is used for livestock, including grazing land and cropland dedicated to the production of feed[4]

29%

Of the water in agriculture is directly or indirectly used for animal production[3]

IMPROVING ANIMAL WELFARE

60-70 Billion

Farm animals reared for food each year[5]

With current food production systems threatening both human health and environmental sustainability, plant-based diets offer a growing global population a solution of healthy diets and sustainable food systems.[6]

1 Plant Based Diet Associated with Less Heart Failure Risk Report, presented at the American Heart Association scientific meeting, November 13, 2017.
2 Key, Timothy J. et al., Diet, nutrition and the prevention of cancer, Scientific background papers of the joint WHO/FAO expert consultation, Geneva, 28 January - 1 February 2002, Public Health Nutrition, Vol 7, No. 1(A), Supplement 1001, February 2004.
3 Reprinted from Water Resources and Industry, Volumes 1–2, March–June 2013, P.W. Gerbens-Leenes, M.M. Mekonnen, A.Y. Hoekstra, The water footprint of poultry, pork and beef: A comparative study in different countries and production systems, Page No. 26, Copyright (2013), with permission from Elsevier.
4 Livestock's Long Shadow-Environmental Issues and Options, Food and Agriculture Organization of the United Nations, 2006.
5 Compassion in World Farming, Strategic Plan 2013-2017.
6 Food in the Anthropocene: the EAT–Lancet Commission on healthy diets from sustainable food systems, 2019.

5

Innovation is at the Core of our Company and is a Key Differentiator

Innovation Strategy Led by Highly Respected Team of Scientists

- **Large, experienced team composed of scientists, engineers, researchers, technicians, and chefs**
- **Work seamlessly with internal chefs and food technologists to ensure the best quality in terms of taste, texture and other sensory attributes**

R&D as a % of Net Revenue (Most Recent FY)



BEYOND MEAT
6.9%
Nestle
1.8%
Kellogg [1]
1.1%
WH Group [2]
0.6%
Conagra [3]
0.5%
Kraft Heinz [4]
0.4%
Hormel
0.3%
Tyson
0.2%

State-of-the-Art Innovation Center

- **R&D Application Lab**
- **Color / Encapsulation Lab**
- **Analytical Lab**
- **Chemical Lab**
- **Microbiology / Fermentation Lab**
- **Pilot Plant**
- **Test Kitchen**



30,000 Sq. Ft Manhattan Beach Project Innovation Center (El Segundo, CA)



Beyond Meat's products are driven by proprietary technology and a relentlessly focused innovation team

[1] Parent company of Morningstar Farms.
[2] Parent company of Smithfield.
[3] Parent company of Gardein.
[4] Parent company of Boca Burger.

6

RECENT NOTABLE UPDATES

Our Approach to Product and Strategy has Made Us a Leading Disruptor in the Meat Category We are Disrupting the Net Revenues ($ millions) Largest Category in Food $1.4tn $270bn $297.9 $210.4 Size of the Global Meat Size of the U.S. Meat Category¹ Category¹ Beyond Meat is the Future of Protein YoY Growth YoY Growth 239% 96% 239% ~3x 2018 FY – 2019 FY Increase in Manufacturing Revenue YoY Growth Capacity2 $107.5 ~26,000 ~39,000 $87.9 Stores Outlets U.S. U.S. Retail Rollout Foodservice Rollout ~47,000 ~112,000 Outlets Total Outlets International Retail and 2018 2019 2019 YTD 2020 YTD Foodservice Rollout3 Worldwide 1 According to Fitch Solutions Macro Research, a division of Fitch Solutions, research data, August 6, 2018. 2 As of end of Q2 2020, compared to end of Q2 2019. 3 Includes Canada. 8

Continued Momentum In Distribution Growth and Awareness 1 Totals may not add up due to rounding. 2 Presentation of International distribution outlets now includes Canada, which was historically combined with US distribution. 3 Unaided brand awareness represents results of the answer to, “what brands, if any, come to mind when you think of a meat alternative product?” At IPO based on Oct 2018 survey of 1,004 people, July 2020 based on July 2020 survey of 996 people. 4 Total brand awareness represents the answer to “which of the following meat alternative brands have you heard of before today?” and “which of the following other brands have you heard 9 of before today?” At IPO based on Oct 2018 survey of 1,004 people, July 2020 based on July 2020 survey of 996 people.

Velocity and Market Share Gains Continue to Drive Robust Performance in U.S. Retail Channels 1 Beyond Meat Velocity Growth (YoY) Beyond Meat Market Share Growth (YoY) 1 ($/TDP) 179% +848 bps +547 bps 88% +445 bps 44% Last 52 Wks Last 12 Wks Last 4 Wks Last 52 Wks Last 12 Wks Last 4 Wks Source: SPINS data (U.S. MULO, US Natural) through June 14, 2020 1 Includes aggregate data for Beyond Meat products across all Frozen and Refrigerated Plant-Based Meats 10

Beyond Meat is Building a Track Record of Success US Retail US Foodservice International Net Revenues ($ millions) Net Revenues ($ millions) Net Revenues ($ millions) $140 $70 $129 $98 $29 $25 $41 $50 $50 $21 $32 $17 2018 2019 2019 YTD 2020 YTD 2018 2019 2019 YTD 2020 YTD 2018 2019 2019 YTD 2020 YTD Select Customers Select Customers and Distributors Select Customers and Distributors Select Highlight Select Highlight Select Highlight Retail points of Foodservice International distribution outlets across Retail and ~17,000 ~26,000 across the United ~12,500 ~39,000 the United ~1,650 ~47,000 Foodservice States carrying States carrying outlets carrying Beyond Meat Beyond Meat June Beyond Meat At IPO June At IPO June At IPO 2020 products 2020 products 2020 products 11

Recent Notable Updates

Beyond Meat Rapid & Relentless Innovation Program Is Designed to Make Our Existing Products Obsolete, Generate New Products & Platforms, and Serve A Widening Circle of Customers

Customers

We continue to expand our foodservice partnerships, with the announcement of several new or expanded customer relationships

KFC
July 2020
Limited Test

Papa John's
July 2020
Costa Rica
National Launch

Einstein Bros Bagels
July 2020
Limited Test

Del Taco
July 2020
Expanded Offerings

Carl's Jr. / Hardee's
June 2020
New Item Limited Test

YumChina
June 2020
Limited Test

Products

We continue to focus on innovation, including rollout of both new and enhanced product offerings

5 new product launches / enhancements over the past 2 years



BEYOND BREAKFAST SAUSAGE

Beyond Breakfast Sausage (2020)



BEYOND SAUSAGE

Reformulated Beyond Sausage (2020)



Beyond Fried Chicken (2020)



BEYOND BURGER

Reformulated Beyond Burger (2019)



BEYOND BEEF

Beyond Beef (2019)

International

Now available in 84 countries worldwide (ex. U.S.), including 10 new countries since Mar. 2020[1]

Other Notable Highlights:

- BYND made its first entry into Brazil through 19 St. Marche locations across Sao Paulo

International Supply Chain

Establishing 1st extrusion facility outside of the U.S in Enschede, Netherlands
(expected to be operational by the end of 2020)

Officially opened first co-manufacturing facility in the Netherlands

Zandbergen world's finest meat

[1] Refers to incremental international distribution gained during the period from March 29, 2020 to June 27, 2020.

12

FINANCIAL UPDATE

Q2 2020 Performance Update Highlights  Net revenues increased 69% to $113.3 million, driven by increased retail channel sales, resulting from expansion in total distribution points, higher sales velocities at existing retail customers and new product introductions  Adjusted gross margin1, which excludes $5.9 million of costs associated with product repacking activities due to COVID-19, expanded 110 bps due to direct materials and packaging input cost savings, direct labor efficiencies and an increase in the volume of products sold  Adjusted net loss2, which excludes $5.9 million in costs associated with product repacking activities due to COVID-19, $1.6 million in product donation costs related to the Company’s COVID-19 relief campaign, and $1.5 million of early debt extinguishment costs, was $1.2 million, driven by increased operating expenses, as a result of higher headcount, higher share-based compensation expense, increased marketing activities, continued investments in innovation and international expansion, and higher restructuring expenses  Adjusted EBITDA as a % of net revenues3 increased by 10 bps year-over-year 1See appendix for reconciliation of Adjusted Gross Profit and Adjusted Gross Margin. 2See appendix for reconciliation of Adjusted Net Income (Loss). 14 3See appendix for reconciliation of Adjusted EBITDA and Adjusted EBITDA as a % of net revenues.

Net Revenue Growth by Channel Net Revenues by Channel Highlights YoY Growth (%)  Strong revenue performance, with multiple levers for 2018 2019 2019 YTD 2020 YTD growth: US 97% 160% 141% 180 % Retail ― Brand awareness US continuing to build 231% 240% 221% 15 % Foodservice momentum International 445% 1,431% 1,866% 319 % Retail ― Continue growing total outlets and growing sales International 1,859% 403% 2,133% -9 % at existing ~112,000 Foodservice outlets as of June 2020 Consolidated 170% 239% 256% 96% ― Continue to build on strong ($ millions) partnerships with ~59,000 foodservice outlets as of June 2020 1 $ 83 ― International market expansion $ 15 $ 26 ― New product launches $ 16 $ 70 $ 29 ³  Continued investment in infrastructure and capabilities to support future growth $ 28 $ 16 $ 4 $ 1 $ 140 $ 21 $ 129 $ 25  Continue to support future revenue growth through incremental investments in $ 50 $ 50 marketing and innovation 2018 2019 2019 YTD 2020 YTD US Retail US Foodservice International Retail International Foodservice 15 1 Includes all foodservice outlets across US & International

Gross Margin and Operating Expense Update Gross Profit and Margin OpEx and OpEx % of Net Revenues Highlights Gross Margins Operating Expenses² as % of Net Revenues  Gross margin benefits from direct material and packaging cost savings, production 20.0% 33.5% 31.2% 33.9% 34.1% 36.9% efficiency improvements, direct labor efficiencies and volume R&D as % of Net Revenues leverage, partially offset by ($ millions) product repacking costs due to COVID-19 8.1% 5.8%  Continued optimization of supply ($ millions) chain capabilities and manufacturing efficiency ― As we scale, our increased purchasing power is driving improved direct material and packaging costs ― Throughput gains continue to drive direct labor efficiencies  R&D efforts focused on enhancements to our product formulations, production processes and the development of new products 1 See appendix for reconciliation of Adjusted EBITDA. 2 Includes restructuring expenses. 16

APPENDIX

Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted Gross Profit and Adjusted Gross Margin (unaudited) 1 Reflects costs associated with the Company’s efforts to repurpose certain foodservice inventory into retail products as a result of the sudden shift in consumer demand related to COVID-19. 18

Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Common Share (unaudited) 19 1 Reflects costs associated with the Company’s efforts to repurpose certain foodservice inventory into retail products as a result of the sudden shift in consumer demand related to COVID-19.

Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted EBITDA (unaudited) 1 Primarily comprised of legal and other expenses associated with dispute with a co-manufacturer with whom an exclusive supply agreement was terminated in May 2017. 2 Comprised of $5.9 million in repacking costs attributable to COVID-19 and $1.6 million in product donation costs related to the Company’s COVID-19 relief campaign in the three months ended June 27, 2020, and $5.9 million in repacking costs attributable to COVID-19 and $2.8 million in product donation costs related to the Company’s COVID-19 relief campaign in the six months ended June 27, 2020. Expenses attributable to COVID-19 in the six months ended June 27, 2020 include $1.2 million in product donation costs related to the Company’s COVID-19 relief campaign in the first quarter of 2020, which were not previously included in the Company’s Adjusted EBITDA calculation as these were deemed immaterial to the Company’s first quarter 2020 financial results. Given the significant increase in COVID-19-related expenses in the second quarter of 2020, and to facilitate better comparison from period to period, management determined that it was appropriate to recast its previous first quarter 2020 Adjusted EBITDA calculation to include these costs. 20

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